UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22085

Tortoise Tortoise Return Fund, LLC
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  September 30, 2010

Item 1. Schedule of Investments.

Tortoise Total Return Fund, LLC
SCHEDULE OF INVESTMENTS
(Unaudited)
	September 30, 2010
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 100.3% (1)
Crude/Refined Products Pipelines - 39.5% (1)
Blueknight Energy Partners, L.P. (2)	11,752	$105,180
Buckeye Partners, L.P.	28,800	1,828,800
Enbridge Energy Partners, L.P.	20,505	1,146,640
Holly Energy Partners, L.P.	23,300	1,194,125
Kinder Morgan Energy Partners, L.P.	12,100	828,850
Kinder Morgan Management, LLC (3)	21,950	1,322,508
Magellan Midstream Partners, L.P.	49,800	2,562,210
NuStar Energy L.P.	23,200	1,432,136
Plains All American Pipeline, L.P.	33,600	2,113,776
Sunoco Logistics Partners L.P.	24,500	1,926,925
		14,461,150
Natural Gas/Natural Gas Liquids Pipelines - 42.1% (1)
Boardwalk Pipeline Partners, LP	45,100	1,472,515
Duncan Energy Partners L.P.	12,000	374,400
El Paso Pipeline Partners, L.P.	56,200	1,802,334
Energy Transfer Equity, L.P.	37,000	1,373,440
Energy Transfer Partners, L.P.	36,000	1,738,080
Enterprise Products Partners L.P.	75,000	2,975,250
Niska Gas Storage Partners LLC	11,900	230,860
ONEOK Partners, L.P.	21,200	1,588,304
PAA Natural Gas Storage, L.P.	7,186	173,470
Spectra Energy Partners, LP	21,700	750,820
TC PipeLines, LP	16,300	758,765
Williams Partners L.P.	51,281	2,174,314
		15,412,552
Natural Gas Gathering/Processing - 15.9% (1)
Chesapeake Midstream Partners, L.P.	9,447	238,915
Copano Energy, L.L.C.	39,200	1,074,472
DCP Midstream Partners, LP	21,400	716,900
MarkWest Energy Partners, L.P.	22,200	797,424
Regency Energy Partners LP	59,700	1,461,456
Targa Resources Partners LP	40,465	1,124,118
Western Gas Partners LP	14,825	401,757
		5,815,042
Propane Distribution - 2.8% (1)
Inergy, L.P.	26,348	1,044,698

Total Master Limited Partnerships and Related Companies (Cost $24,022,682)		36,733,442

Short-Term Investment - 0.1% (1)
Investment Company - 0.1% (1)
Fidelity Institutional Government Portfolio - Class I, 0.06%(4) (Cost $40,605)	40,605	40,605

Total Investments - 100.4% (1) (Cost $24,063,287)		36,774,047
Other Assets and Liabilities - (0.4%) (1)		(131,143)
Total Members' Capital - 100.0% (1)		$36,642,904

(1) Calculated as a percentage of members' capital.
(2) Non-income producing.
(3) Security distributions are paid-in-kind.
(4) Rate indicated is the current yield as of September 30, 2010.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of September 30, 2010.  These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	September 30, 2010	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Master Limited Partnerships and Related Companies(a)	$36,733,442	$36,733,442	$-	$-
Total Equity Securities	36,733,442	36,733,442	-	-
Other:
Short-Term Investment(b)	40,605	40,605	-	-
Total Other	40,605	40,605	-	-
Total	$36,774,047	$36,774,047	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at September 30, 2010.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

As of September 30, 2010, the aggregate cost of securities for federal income tax purposes was $22,360,786. At September 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,626,217, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $212,956 and the net unrealized appreciation was $14,413,261.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Total Return Fund, LLC

Date: November 24, 2010	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Total Return Fund, LLC

Date: November 24, 2010	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Tortoise Total Return Fund, LLC

Date: November 24, 2010	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer